EXHIBIT 23.06

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As   independent   public   accountants,   we  hereby  consent  to  the
incorporation by reference in this Post Effective Amendment No. 1 on Form S-8 (Registration No. 333-36458-1) the Registration Statement on Form S-4 (Registration No. 333-36458) of our report dated November 9, 1999 included in Todd-AO Corporation's Form 10-K for the year ended August 31, 1999 and to all references to our Firm included in this registration statement.


ARTHUR ANDERSEN LLP


Los Angeles, California
July 20, 2000

                                        7